			  SCHEDULE 14A INFORMATION

	 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
		    EXCHANGE ACT OF 1934 (AMENDMENT NO.)

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    The Bureau of National Affairs, Inc.
- ----------------------------------------------------
(Name of Registrant as Specified in its Charter)

    The Bureau of National Affairs, Inc.
- ----------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

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		    The Bureau of National Affairs, Inc.
Paul N. Wojcik                                      Direct Dial: (202) 452-5739
Vice President, General Counsel,                     Fax Number: (202) 452-4226
and Secretary




							March 25, 1994







TO THE STOCKHOLDERS OF
THE BUREAU OF NATIONAL AFFAIRS, INC.

	 You are cordially invited to attend the annual meeting of the Corporation's stockholders on April 16, 1994, at 10:00 a.m., at the ANA (Westin) Hotel, 2445 M Street, N.W., Washington, D.C., to elect 15 directors to serve until the next annual meeting, and to transact such other business as may properly come before the meeting.

	 An annual report, which includes financial statements for the year ended December 31, 1993, is enclosed for your information. Also enclosed are a proxy statement and a proxy form/envelope and ballot. The number of shares of Class A common stock held directly by you and held in your name in the BNA Deferred Stock Purchase Plan is indicated on both the proxy form/envelope and ballot. Please follow the instructions on the proxy form/envelope and ballot carefully.

	 The Board of Directors has asked, and the Secretary of the Corporation has designated, KPMG Peat Marwick to conduct the balloting, tabulate the results, and seal and store the ballots afterwards. This means that all proxy form/envelopes and ballots will be sent directly to KPMG Peat Marwick, rather than to the Corporate Secretary. A business reply envelope is enclosed for this purpose.

	 The Board of Directors requests the participation either in person or by proxy of each stockholder at the forthcoming annual meeting.



							Cordially,

							s\ Paul N. Wojcik
							------------------
PNW:df
Enclosures

				      PROXY STATEMENT
			       ANNUAL MEETING OF STOCKHOLDERS
				      April 16, 1994

			    THE BUREAU OF NATIONAL AFFAIRS, INC.
				  1231 25th Street, N.W.
				  Washington, D.C. 20037


				   GENERAL INFORMATION

	 Solicitation of the enclosed proxy (which incorporates a ballot for the election of directors) is made by and on behalf of The Bureau of National Affairs, Inc. (the "Corporation") for use at the annual meeting of stockholders to be held at 10:00 a.m., local time, at the ANA (Westin) Hotel, 2445 M Street, N.W., Washington, D.C. on Saturday, April 16, 1994, and at any adjournments of such meeting. The expense of this solicitation will be paid by the Corporation. Officers, directors, and employees of the Corporation may make solicitations of proxies by telephone, telegraph, or in person. This proxy statement and proxy form were first mailed to stockholders of the Corporation on or about March 25, 1994. An annual report, including financial statements for the year ended December 31, 1993, is enclosed with this proxy statement.

	 The Corporation has 6,700,000 authorized shares of Class A voting common stock ($1.00 par value), 5,300,000 authorized shares of Class B non-voting common stock ($1.00 par value), and 1,000,000 authorized shares of Class C non-voting common stock ($1.00 par value). Only holders of Class A common stock of record at the close of business on March 26, 1994, are entitled to vote at the meeting or any adjournment thereof. On such date, there were 3,262,706 shares of Class A common stock outstanding. Holders of Class A common stock will vote as a single class at the annual meeting, and each outstanding Class A share will entitle the holder thereof to one vote. All shares represented by properly executed and delivered proxies will be voted at the meeting or any adjournments thereof in accordance with the instructions given thereon, if any. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY FORM/ENVELOPE AS SOON AS POSSIBLE. You may, nevertheless, vote in person if you attend the meeting since the proxy is revocable, at any time before the presiding officer's call for a vote at the meeting, upon your filing of a written notice of revocation with the Corporation's Secretary.


			      I.  ELECTION OF DIRECTORS

	 Fifteen directors of the Corporation are to be elected at the 1994 Annual Meeting to serve until their successors are elected at the next annual meeting. As provided in the Corporation's Bylaws, the 12 nominees among all the nominees who are Corporation stockholders, and the three nominees among all the nominees who are not Corporation stockholders, who in each case receive the highest number of votes cast for nominees in that category, shall comprise the 15-member Board of Directors. Class A shares represented by properly executed proxies on the enclosed form will be voted in accordance with the directions indicated on the ballot portion of the proxy. If no directions are indicated on the ballot, the stockholder shall be deemed to have withheld authority to vote for any nominees. The Class A shares represented by any such ballot will be counted for purposes of determining whether a quorum is present at the 1994 Annual Meeting.


			 NOMINATIONS FOR 12 "INSIDE" DIRECTORSHIPS
		(FURTHER INFORMATION ABOUT THE NOMINEES IS CONTAINED IN THE
		   BIOGRAPHICAL SKETCHES SECTION OF THIS PROXY STATEMENT)


											                                                                             Shares of common stock
											                                                                             beneficially owned on
Name and, if                                                                            March 1, 1994, and % of
applicable, year                            Offices with the                            outstanding shares of
first served as                             Corporation or                              class (All shares are
a Director                         Age      its subsidiaries                            Class A except as indicated)
- -------------------                ----     ----------------------                      ----------------------------
* William A. Beltz                 64       Chairman of the Board,                      61,212            (1.90)
  1967                                      President and Chief
					                                       Executive Officer

* Jacqueline M. Blanchard          44       Director of Employee and                    15,729            (0.49)
  1993                                      Labor Relations

  Jack Boylan                      54       Vice President for                           9,691            (0.30)
					                                       Administration and
					                                       President, BNA Washington

  Robert B. Brooks                 43       Vice President and                          13,033            (0.41)
					                                       Director of Sales & Marketing

* Christopher R. Curtis            42       Senior Sales Representative                 23,548            (0.73)
  1993

* Sandra C. Degler                 54       President,                                  47,757            Class A
  1990                                      Tax Management Inc.                                           (1.49)
											                                                                             60,209            Class B
													                                                                                             (1.22)(a)

* Kathleen D. Gill                 47       Vice President and                          17,532            (0.55)
  1986                                      Executive Editor

  Anthony A. Harris                38       Managing Editor,                             1,040            (0.03)
					                                       Government Employee Relations
					                                       Report, Construction Labor
					                                       Report, The Government Manager

  U. Joseph Hecker                 42       President, Pike & Fischer, Inc.              1,951            (0.06)

  Jack Jenc                        51       Treasurer                                   19,038            (0.59)

* John A. Jenkins                  43       General Manager,                            34,456            (1.07)(a)
  1992                                      Electronic Media Division, and
					                                       Managing Director, BNA Ventures

* George J. Korphage               47       Vice President and                          36,114            (1.12)
  1988                                      Chief Financial Officer

  Bernard Lott                     48       Director, Equal Employment                     348            (0.01)
					                                       Opportunity, Affirmative Action

											                                                                             Shares of common stock
											                                                                             beneficially owned on
Name and, if                                                                            March 1, 1994, and % of
applicable, year                            Offices with the                            outstanding shares of
first served as                             Corporation or                              class (All shares are
a Director                         Age      its subsidiaries                            Class A except as indicated)
- --------------------               ----     ------------------------------              ----------------------------
  Donald A. Masters                37       Senior Information Specialist                  105            (0.003)

  David P. McFarland               39       General Manager, BNA Software                1,849            (0.06)

  Toby J. McIntosh                 44       Managing Editor,                             2,927            (0.09)
					                                       Daily Report for Executives

  Mark E. Mooney                   41       Director, Information Systems                  379            (0.01)

  Deanne E. Neuman                 48       Associate Editor, Business and               5,925            (0.18)
					                                       Employment Relations Division

* John V. Schappi                  64       Vice Chairman of the Board,                 26,980            (0.84)
  1977                                      Vice President for
					                                       Human Resources

  Nancy J. Sedmak                  42       Managing Editor,                             3,001            (0.09)
					                                       Labor Relations Reporter

* Mary Patricia Swords             48       Regional Sales Manager,                     17,142            (0.53)
  1991                                      Mountain Sales Region

* Paul N. Wojcik                   45       Vice President,                             13,231            (0.41)(a)
  1989                                      General Counsel, and
					                                       Secretary


		   NOMINATIONS FOR THREE "OUTSIDE" DIRECTORS
											                                                                             Shares of common stock
											                                                                             beneficially owned on
Name and, if                                                                            March 1, 1994, and % of
applicable, year                                                                        outstanding shares of
first served as                                                                         class (All shares are
a Director                         Age      Principal Occupation                        Class A except as indicated)
- ----------------------             ---      --------------------                        ----------------------------
* Frederick A. Schenck             65       Consultant                                              -0-
  1991

* Daniel W. Toohey                 54       Senior Partner,                                         -0-
  1991                                      Dow, Lohnes & Albertson

* Loene Trubkin                    51       Chartered                                               -0-
  1985                                      Financial Analyst

* Member of Present Board


    a

(a) The shares of Ms. Degler and Messrs. Jenkins and Wojcik include 60,209 Class B shares, 6,871 Class A shares, and 726 Class A shares respectively, owned by their spouses. These shares may be deemed to be beneficially owned by such nominees under the rules and regulations of the Securities and Exchange Commission. These nominees, however, disclaim beneficial ownership of the BNA shares owned by their spouses.

	As of March 1, 1994, all directors and officers as a group beneficially owned 340,158 shares of Class A common stock, or 10.58 percent of the outstanding Class A shares, and 60,209 shares of Class B common stock, or 1.22
percent of the outstanding Class B shares.   These share totals include 7,597
Class A shares and 60,209 Class B shares held by spouses of persons in the group, each of whom disclaim beneficial ownership of all such shares.

	 As of March 26, 1994, 4,926,530 shares of Class B common stock and 442,770 shares of Class C common stock were outstanding.

	 COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934. Based on a review of Statements of Beneficial Ownership of Securities on Forms 3, Forms 4, and Forms 5 (and any amendments thereto), no director, officer, or any other person subject to Section 16 of the Securities Exchange Act of 1934 failed to file any of the above Forms on a timely basis.

		II.  INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

	 The Board of Directors met 10 times during 1993. No director attended fewer than 75 percent of the aggregate of 1) the total number of meetings of the Board; and 2) the total number of meetings held by all committees upon which he or she served.

	 AUDIT COMMITTEE. The Board of Directors has an Audit Committee, which makes recommendations to the Board concerning the selection, retention, or termination of the independent auditors; reviews accounting principles bearing upon the financial statements; reviews the proposed audit scope and the final report of the independent auditors; reviews the schedule of fees covering audit and nonaudit services performed by the independent auditors; reviews recommendations with respect to changes in accounting procedures and internal accounting controls; reviews the audit programs, reports, and recommendations of the Corporation's internal auditors; and performs such other duties as may be directed or authorized by the Board from time to time. During 1993, the Audit Committee met six times. Members of the Audit Committee are Messrs. Schenck, Toohey, and Ms. Trubkin.

	 EXECUTIVE COMMITTEE. The Executive Committee has the authority to exercise all powers of the Board (except as otherwise provided or required by law) when the Board is not in session, and, during the intervals between Board meetings, advises and aids the officers of the Corporation in matters concerning management of the business. During 1993, the Executive Committee met one time. Its members are Messrs. Beltz, Korphage, Wojcik, and Ms. Gill, and, until his retirement from the Board of Directors on December 31, 1993, Mr. Stewart.

	 EXECUTIVE COMPENSATION COMMITTEE. The Executive Compensation Committee makes recommendations to the Board of Directors annually concerning the compensation of the Corporation's President and CEO, and determines the salaries of presidents of subsidiary companies, department heads and directors of divisions. During 1993, the Executive Compensation Committee met eight times. Its members are Ms. Trubkin, and Messrs. Schenck and Toohey, and, until his retirement from the Board of Directors on December 31, 1993, Mr. Stewart.

NOMINATING COMMITTEE. The Nominating Committee consists of three members of the Board of Directors and two employee-stockholders who are not members of the Board. A new committee is named each year to nominate candidates for election
to the Board.   The Committee met for this purpose in February.  The members of the Nominating Committee for the 1994 election of Directors were Mary Patricia Swords, Chair, Jacqueline M. Blanchard, Neil R. Froemming, John A. Jenkins, and Jose R. Recinto. A report of the Committee's selections for nominees, together with a summary of the Corporation's Bylaw provisions permitting any Class A stockholder(s) owning at least 2 percent of the outstanding Class A shares to submit nominations to the Nominating Committee, were delivered to each Class A stockholder. Stockholder nominations made in accordance with the Bylaws and received by the Nominating Committee at least 30 days prior to the annual meeting are included in the final list of nominations in this Proxy Statement.

			III.  EXECUTIVE COMPENSATION

	 A. SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION. Below is information concerning cash compensation paid by the corporation and its subsidiaries as well as other compensation paid or accrued for fiscal years ended December 31, 1993, 1992, and 1991, to the chief executive officer and the four most highly compensated executive officers of the Corporation in key policy-making positions whose total direct cash compensation exceeded $100,000.

		                                     	SUMMARY COMPENSATION TABLE
								                                                          Annual Compensation
Name and                                                      ---------------------------
Principal Position                          Year               Salary (a)       Bonus (b)
- -----------------------------------------------------------------------------------------
William A. Beltz
	 President and                      1993              $  328,558        $  6,006
	 Chief Executive Officer            1992              $  329,519        $  8,152
					                                1991              $  301,800        $  9,355
Robert B. Brooks (c)
	 Vice President and                 1993              $  176,539        $  3,213
	 Director of                        1992              $  176,923        $  4,063
	 Sales and Marketing                1991              $  not applicable

Jack Boylan
	 Vice President for                 1993              $  156,923        $  2,909
	 Administration                     1992              $  157,654        $  3,961
					                                1991              $  143,150        $  4,524
George J. Korphage
	 Vice President and                 1993              $  147,116        $  2,668
	 Chief Financial Officer            1992              $  140,770        $  3,461
					                                1991              $  123,145        $  3,857
Paul N. Wojcik
	 Vice President,                    1993              $  145,615        $  2,653
	 General Counsel, and               1992              $  143,842        $  3,566
	 Secretary                          1991              $  130,149        $  4,040

    a
(a)      Based upon 25 1/2 pay periods in 1993, 27 pay periods in 1992,
	        26 pay periods in 1991.

    b
(b)      Cash Profit Sharing

    c
(c)      Mr. Brooks was not an executive officer during 1991.

	 B. COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. During 1993, the members of the Executive Compensation Committee were Messrs. Schenck and Toohey, and Ms. Trubkin, and, until his resignation as Chairman of the Board and from the Executive Compensation Committee on December 10, 1993, and his retirement from the Board of Directors on December 31, 1993, Mr. Stewart. Mr. Stewart served as President of the Corporation from 1964 to 1979 and retired as an active employee of BNA at the end of 1980. Neither Messrs. Schenck and Toohey, nor Ms. Trubkin are former or current officers or employees of the Corporation or any of its subsidiaries. None of the members of the committee had any interrelationships requiring disclosure in this Proxy Statement.

	 C. COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. The Executive Compensation Committee makes a recommendation to the Board of Directors annually concerning the compensation of the Corporation's Chief Executive Officer. The Committee also has the responsibility of approving on behalf of the Board of Directors the proposals of the Chief Executive Officer concerning the salaries of certain subsidiary company presidents, department heads, and directors of divisions.

	 The compensation of executive officers, including the Chief Executive Officer, is composed of salary and participation in the BNA Employees' Cash
Profit-Sharing Plan.   There are no special incentive compensation plans for any
corporate officers. Instead, all executive officers, including the Chief Executive Officer, have salary levels set, and profit-sharing participation determined by, the compensation philosophy and plan applicable to all management and supervisory employees of the Corporation. The salary of the Chief Executive Officer is recommended by the Executive Compensation Committee and approved by the Board of Directors. Salaries for all other executive officers of BNA are established by the Chief Executive Officer, with the approval of the Executive Compensation Committee.

	 The Corporation's management compensation program generally is designed to attract, retain, motivate, and reward a highly qualified, productive workforce by offering competitive compensation, superior benefits, and a professional and challenging work environment. Since base salary provides nearly all of the compensation of executive officers and other managers, base salaries are set at a level that is intended to be generally competitive with other progressive companies in the corporation's industry and labor market place but the committee does not attempt to place base salaries within any particular strata of salaries paid by competitors. Each officer's compensation is then based on an evaluation of performance and contribution, including contribution to departmental and corporate goals. In fiscal year 1993, the Chief Executive Officer determined salary increases for the executive officers using the same management compensation structure in place for all management employees. The Chief Executive Officer allocated, among the executive officers, a merit increase "pool" consisting of 4 percent of total executive officer salaries.
The factors used in allocating this "pool" are current level of compensation, accomplishments and results, challenges met, any unusual aspects of an executive officer's performance in the past year, and the relationship between an officer's current salary and his/her current level of responsibility. No formula is utilized by the Chief Executive Officer in evaluating any executive officer's performance with respect to these factors.

	 The cash profit-sharing plan is a plan whereby a percentage of the operating income is distrbuted to full-time employees of the parent corporation and certain subsidiaries, with the exception of sales representatives who have their own incentive bonus plans. The amount each employee receives is determined by salary and seniority, with the same formula applied to executive officers as is applied to all other employees. The profit sharing plan has historically provided less than 5 percent of total compensation.

	 The compensation philosophy for executive officers, including the CEO, is the same as that applicable to the Corporation's managerial employees generally. The four percent amount of the merit increase "pool" is the same for executive officers as for other management employees. There are no compensation programs applicable only to executive officers.

	 The compensation paid to the CEO during 1993, as well as the compensation paid during 1994, is based upon the committee's review and evaluation of how well the CEO met overall objectives agreed upon by both the committee and the CEO. CEO compensation was based in part on the performance of the company, but also reflected the committee's subjective evaluation of the CEO's execution and implementation of the agreed-upon performance goals, which include planning succession, overseeing the company's financial performance, and developing strategies for implementing strategic planning and business re-engineering. No formula or specific weighing mechanism was used by the committee in evaluating the CEO's overall performance with respect to these goals.

	 The only non-salary portion of the CEO's compensation was his participation in the BNA Employees' Cash Profit-Sharing Plan, which was determined pursuant to the same formula, based on salary and seniority, applied to all eligible employees.

	 The compensation recommendation of the Executive Compensation Committee was presented to the full Board of Directors and approved by that body.


					       Frederick A. Schenck, Chairman
					       John D. Stewart
					       Daniel W. Toohey
					       Loene Trubkin

E.  PERFORMANCE GRAPH

			COMPARISON OF 5-YEAR CUMULATIVE RETURN
			     ASSUMING REINVESTED DIVIDENDS

	 Measurement Period       The Bureau of National        S&P 500     S&P Publishing
	 (Fiscal Year Covered)         Affairs, Inc.             Index           Index
	                          ----------------------        --------    ---------------

	Measurement Pt-12/31/88           $100.00                $100.00        $100.00

	FYE 12/31/89                      $123.10                $131.60        $ 94.80

	FYE 12/31/90                      $148.20                $127.60        $ 77.50

	FYE 12/31/91                      $167.70                $166.30        $ 92.50

	FYE 12/31/92                      $180.90                $178.90        $105.20

	FYE 12/31/93                      $221.20                $196.90        $130.10



	The above graph compares the performance of the Company's common stock to Standard and Poor's (S&P) 500 Composite Index and the S&P 500 Publishing Index (which includes Dun & Bradstreet, McGraw-Hill, Meredith, and Time-Warner) for the last five years. The comparison of cumulative total return on investment assumes that the value of the investment in the Company's common stock and each index was $100 at December 31, 1988, and that all dividends were reinvested.

	 E. DIRECTOR'S COMPENSATION. The directors who are employees of the Corporation are not compensated for their services as BNA directors. The outside directors receive an annual retainer of $12,000, a fee of $1,000 for each board meeting attended, and $500 for each board committee meeting attended, plus reimbursement for travel expenses.

	 Ms. Trubkin serves as a member of the Audit Committee and the Executive Compensation Committee. Total amounts paid to her in 1993 for these services and for her services as a director were $29,000.

	 Mr. Toohey chairs the Audit Committee and serves as a member of the Executive Compensation Committee. Total amounts paid to him in 1993 for director's and committee fees were $28,500.

	 Mr. Schenck chairs the Executive Compensation Committee and serves as a member of the Audit Committee. Total amounts paid to him in 1993 for director's and committee fees were $28,000.

	 Mr. Stewart was paid $75,000 during 1993 for his services as Chairman of the Board, and member of the Executive Compensation Committee, Executive Committee, Corporate Investment Committee, and BNA Employees' Retirement Plan Investment Committee, and as Assistant Trustee of both the BNA Stock Purchase and Transfer Plan, and the BNA Deferred Stock Purchase Plan through December 31, 1993.

	 F. CERTAIN RELATIONSHIPS AND TRANSACTIONS. During 1993, the corporation, on a limited number of occasions, engaged the services of Dow, Lohnes, and Albertson, the firm of which Mr. Toohey is a senior partner, to provide legal counsel.

			IV.  EMPLOYEE BENEFIT PLANS

	 EMPLOYEES' RETIREMENT PLAN. The above summary compensation table does not include contributions to the BNA Employees' Retirement Plan ("Retirement Plan") to the named individuals or group, since contributions are computed on an actuarial basis and the amount expended by the Corporation under the Retirement Plan for a particular participant cannot be readily separated or individually calculated.

	 The Retirement Plan is a non-contributory defined benefit plan that covers all full-time employees and all part-time employees who work at least 1,000 hours a year. The amount of each employee's retirement benefit is determined by a specific formula based on average annual compensation and years of service with the Corporation (computed using the highest paid five years out of the last ten calendar years of employment). The benefits paid under the Retirement Plan are not subject to any deduction for Social Security or other offset amounts.

	The Internal Revenue Code limits the annual retirement benefit that may be paid from a qualified retirement plan and the amount of compensation that may be recognized by the retirement plan. To the extent that the annual retirement benefit exceeds limits imposed by the Code, the difference will be paid from general operating funds.

	 The following table illustrates the estimated annual benefits payable upon retirement under the Retirement Plan upon normal retirement, age 65 or Rule of 85 (age plus years of service total 85 or more) and are based on a straight life annuity, notwithstanding the availability of joint survivorship options.


				       Years of Service
	 Average Annual   ---------------------------------------------
	 Compensation*        10        20          30           40
	 --------------   ---------------------------------------------
	   $100,000        $12,000    $24,000     $36,000     $48,000
	    150,000         18,000     36,000      54,000      72,000
	    200,000         24,000     48,000      72,000      96,000
	    250,000         30,000     60,000      90,000     120,000
	    300,000         36,000     72,000     108,000     144,000
	    350,000         42,000     84,000     126,000     168,000

    * Average annual compensation is the average of the employee's cash compensation in each of the highest paid five years during the employee's last ten years of employment.

	 The years of credited service under the Retirement Plan for the employees named in the table above are as follows: Mr. Beltz, 37; Mr. Boylan, 31; Mr. Brooks, 20; Mr. Korphage, 21; and Mr. Wojcik, 21.

		V.   INFORMATION CONCERNING INDEPENDENT PUBLIC ACCOUNTANTS

	 The Corporation's independent public accountants for 1992, 1993, and the current year are KPMG Peat Marwick. A representative of that firm will be present at the annual meeting of stockholders, with the opportunity to make a statement, if desired, and to respond to appropriate questions.

				VI.  VOTING PROCEDURES

	 Enclosed is a ballot and proxy form/envelope to be used in voting for directors. Instructions for the use of the ballot appear on the ballot.

	 Please note that the ballot lists the number of shares you are entitled to vote. Class A stockholders who are participants in the DSPP will find all their shares listed on their ballots. Thus, completion of the ballot will effectively vote shares held in the DSPP as well as shares acquired through the Purchase Plan.

	 IF YOU WILL VOTE IN PERSON AT THE ANNUAL MEETING, PLEASE BRING THIS BALLOT AND THE ENVELOPE WITH YOU. Use of this particular ballot will expedite the counting of the votes during the course of the meeting.

	 Deborah W. Embrey and Jeffrey A. Kiser have been designated by the Board of Directors as inspectors and judges of the election and of any other vote which may be taken at the annual meeting.

	 The votes for directors will be tallied by KPMG Peat Marwick, certified public accountants, Washington, D.C. Immediately after the tallying and certification of the vote by the judges, the auditors will seal and store the ballots.

	 Announcement of the vote for directors will be made and the successful candidates will be declared elected as members of the Board of Directors for the ensuing year immediately after the report and certification of the vote by the judges.

			VII.  1995 STOCKHOLDER PROPOSALS

	 Except for stockholder proposals relating to nominations for director governed by the Corporation's Bylaws, Stockholder proposals which are the proper subject for inclusion in the proxy statement and for consideration at the 1995 Annual Meeting must be received by the Corporation no later than November 24, 1994. Such proposals should be directed to the Secretary of the Corporation at its principal office in Washington, D.C.

				VIII.   OTHER BUSINESS

	 The Board of Directors does not know of any matters to be presented for action at the meeting other than the election of directors. The enclosed proxy does not confer discretionary authority to vote with respect to any other matters that may properly come before the meeting. If any other matters are brought before the meeting, they will be decided by the vote of persons in actual attendance, subject to the requirement in the Corporation's Bylaws that all matters brought before any meeting of stockholders be decided by a vote of the holders of a majority of the Corporation's Class A common stock entitled to vote at such meeting, unless a different vote is required by the Corporation's Certificate of Incorporation or Bylaws, and subject to any additional requirements imposed by applicable law.

	 The attached biographical sketches of nominees for the Board of Directors are incorporated by reference into this Proxy Statement.

					By Order of the Board of Directors,


					s\  Paul N. Wojcik
					-------------------------------------

					Paul N. Wojcik
					Vice President, General Counsel,
					and Corporate Secretary


March 25, 1994

Attachment

		           BIOGRAPHICAL SKETCHES OF NOMINEES

      	        WILLIAM A. BELTZ (64), chairman of the board, chief
	              executive officer, and editor in chief, joined BNA in 1956. He has been a member of BNA's board of directors
photo of       since 1967, and prior to his election as an officer of the
William A.     corporation served as chairman of the board's budget
Beltz          committee.  He became a director of Fisher-Stevens, Inc.,
       	       in 1978, a member of the Tax Management Inc. board in
	              1979, a director of BNA Communications Inc. in 1980, and
      	        a director of BNA International Inc. in 1982.  Also, since
	              January 1985, he has been chairman of the board of The McArdle Printing Co., Inc. He also serves as chairman
	              of  the  Tax Management,   BNA Communications,  and  BNA
International boards.
     His BNA career began as a staff editor assigned to the vertical labor services (CONSTRUCTION LABOR REPORT, WHITE COLLAR REPORT, RETAIL SERVICES LABOR REPORT, and GOVERNMENT EMPLOYEE RELATIONS REPORT). In
1964 he became managing editor of the four vertical services and COLLECTIVE BARGAINING NEGOTIATIONS AND CONTRACTS. In January 1970 he was named associate editor for labor services and in July 1972 he succeeded
Edward H. Donnel as vice president and executive editor. He was elected president in December 1979 and chief executive officer in December 1980.
     Beltz is a graduate of Tufts University, Medford, Mass., and did graduate work at The American University, Washington, D.C. He has served on the board of directors of the Information Industry Association, and as a member of the executive council of the Professional and Scholarly
Publishing Division of the Association of American Publishers.
     Beltz also is president of the Washington Theatre Awards Society, which sponsors the Helen Hayes Awards for excellence in theatre arts, and is a trustee of The Shakespeare Theatre. He also is a trustee of the Federal City Council, and a member of the Economic Club of Washington.

       	       JACQUELINE M. BLANCHARD (44), director of employee and
	              labor relations, started her BNA career in 1984.  She has
	              served as BNA's chief negotiator and administrator of
	              BNA's contracts with the Newspaper Guild since mid-1986.
photo of       In this capacity, Blanchard has responsibility for
Jacqueline     developing, implementing, and monitoring employment
M. Blanchard   policy.  She led the 1990-91 health insurance design and
	              negotiation effort which has resulted in decreased health
	              care claims costs and future FASB liability, while still
	              maintaining a premium package of employee and retiree
	              health care benefits.
		                  In 1991,  Blanchard  was promoted  from director of
labor relations to her current post, taking on additional
responsibilities in the areas of exempt employment policy, retirement and pension, recruiting and employment, HR records and information, and corporate employee assistance and work & family programs.
     Blanchard has served on a number of BNA internal committees, including the United Way, CBNC audit group, and joint health care committee.  She is a member of several professional associations, and currently serves as president of the D.C. chapter of the Industrial
Relations Research Association--being the second BNA'er (John Stewart in

1951-52) and second woman to hold this office in the chapter's 45-year history.
     Before coming to BNA, Blanchard worked as an editor and manager of labor and employee relations services at the National Association of Broadcasters. She holds a B.A. in English from the University of Wisconsin and a B.S. (summa cum laude) in personnel and industrial relations from the University of Maryland.

	              JACK BOYLAN (54), vice president for administration and president, BNA Washington, Inc. Boylan joined BNA 19 years ago as corporate manager of data
       	       processing.  In 1986 he was appointed vice
photo of       president for administration, assuming
Jack Boylan    responsibility for the consolidation of the various
	              administration operational activities including information systems, telecommunications, purchasing and delivery services. Subsequently in 1988 he was appointed president of BNA Washington, Inc., BNA's subsidiary responsible for the management of BNA's real estate and providing building and facility management services.
     Boylan currently is a member of the management planning committee, publishing systems steering committee (PSSC), electronic publishing strategy committee, and the BNAW board of directors. He chairs the business systems plan (BSP) development steering committee and the facility strategic planning steering committee.
     Boylan is a graduate of Rutgers University with a bachelor of science degree in business administration. Prior to BNA, he held various data processing and management positions with ITT, Morgan Guaranty Trust Company and Fisher-Stevens. Boylan was transferred to BNA after its acquisition of Fisher-Stevens.


	              ROBERT B. BROOKS (43), vice president and director of Sales and Marketing, began his career at BNA in 1974 as a district sales representative in Atlanta. He has served on the board of directors for two subsidiaries previously owned by BNA. Brooks is a
photo of       member of BNA's management planning committee,
Robert B.      electronic publishing strategies committee, product
Brooks         launch committee, and new product development
	              strategy committee.
		             Brooks was appointed director of Sales and
	              Marketing in December 1991. Prior to that, Brooks served in a number of positions in sales, product management, product development, marketing management, and overall general management of a profit center.
     In 1975, he was Rookie-of-the-Year Runner-Up and in 1976 was a top ten qualifier in the field sales force. In 1977, he became product manager of Tax Management Inc., and in 1980 became TM's marketing manager. Two years later, he was named marketing manager for BNA. In 1984, when BNA Software was created, Brooks was appointed as general manager of the division.
     Brooks is a graduate of Clemson University (B.A.) where he majored in economics.

	              CHRISTOPHER R. CURTIS (42), senior representative, joined BNA as a district representative in Oklahoma City in 1976. In 1977 he won the Rookie-of-the-
photo of       Year Award and has qualified for the Distinguished
Christopher    Sales Award every year since.  Curtis earned the
R. Curtis      designation of Senior Representative in 1987 and
       	       has been a member of the top ten sales performers
	              five times. He has sold over 1.5 million dollars of BNA services and is among the top ten career sales performers.
		             Curtis was appointed to the legal market
	              advisory group in 1988 and in 1992 was named the labor product specialist for the Mountain Region. He has worked with product management and editorial in the design of labor, tax, legal, and environmental services. He was a member of the board of directors nominating committee in 1990 and was elected to the board of directors in 1993.
     Curtis is a member of the Oklahoma Safety Council, Oklahoma
Payroll Association, Oklahoma City Human Resources Society,
International Trade Council, Oklahoma Hazardous Materials
Association and the Central Oklahoma Hospital Safety Personnel
Exchange.
     He received a bachelors degree in marketing from the University of Central Oklahoma in 1973. He resides in Edmond,
Oklahoma, with his wife, Cheryl, and son, Andrew.


          	    SANDRA C. DEGLER (54), president, Tax Management
	              Inc., has been a member of the Tax Management board of directors since 1981 and the BNA board of directors since 1990. She has also served on the boards for two other BNA subsidiaries.
photo of            Over her 27-year career with BNA, she has
Sandra C.      served as BNA marketing manager, labor product
Degler         manager, and managing editor of two publications,
	              and was the first managing editor of OCCUPATIONAL SAFETY AND HEALTH REPORTER. As president of Tax Management Inc., she oversaw the development of the first personal computer software product for BNA and the first CD-ROM service. Previously she was public relations and advertising manager for Blue Cross of Virginia. The author of books and articles on OSHA and environmental issues, she has been published by BNA Books and in New Engineer.
     She is a member of the BNA board's budget committee, the corporate and retirement plan investment committee, the corporate management planning committee, financial performance subcommittee, and new product subcommittee and has served on various corporate audit committees.
     Educated at Goucher College, Towson, Md., she also studied marketing and management at the University of Wisconsin. She is a member of the International Fiscal Association, the Information
Industry Association, and the Advisory Board of Queens College
Center for the New American Workforce.

       	       KATHLEEN D. GILL (47), was named vice president and
	              executive editor in February 1993, after having
       	       served as associate editor of business and human
	              resources services for six years. She has been a member of BNA's board of directors since 1986. She
photo of       was the first managing editor of BNA PENSION
Kathleen D.    REPORTER, and was responsible for the development
Gill           of EMPLOYEE BENEFITS CASES and BENEFITS TODAY.
	              During her years as PEN's managing editor, she wrote extensively about developments under ERISA and was an editor of the BNA book ERISA: THE LAW AND THE CODE.
     Prior to her work on BNA PENSION REPORTER, she served as reporter and later as managing editor of ENVIRONMENT REPORTER. She was named chairman of the publishing systems steering committee in September 1993.
     Gill chaired the budget committee for five years and is a member of the board's executive committee. She also served as a member of the board of directors of The McArdle Printing Co., Inc., for two years. In 1982 she helped found WEB, Inc., a network of employee benefits professionals that now is a nationwide association of 2,000 members in 18 chapters. Before joining BNA, Gill worked as a reporter and editor in Detroit. She holds a degree in journalism from Marquette University in Milwaukee.


       	       ANTHONY A. HARRIS (38), has been the managing
	              editor of BNA's GOVERNMENT EMPLOYEE RELATIONS REPORT and CONSTRUCTION LABOR REPORT since 1987. Harris currently is on a temporary assignment to
photo of       BNA's Human Resources Department to look at
Anthony A.     EEO/Diversity issues.
Harris              Harris began his career at BNA in 1977 as a
	              proofreader in the Internal Composition Department.
		             In 1979, he joined the staff of BNA PENSION
	              REPORTER. He was the senior reporter and copy editor for that service from November 1982 until August 1987, when he moved into his current position.  Harris edited the 1987 and 1988 editions of  ERISA: THE
LAW AND THE CODE, published by BNA Books, and was an associate producer of a 1984 BNAC documentary film on health care cost containment.
     Harris also served on the advisory board of the Executive
Telecom System International Division from February 1991 until it was sold by BNA. Harris now serves on the advisory board of the Center For The New American Workforce, a not-for-profit organization within Queens College of The City University of New
York.
     As a faculty member for BNA's Managers In Transition (MIT) program, Harris instructs new managers at BNA on writing job descriptions and job tests. Harris served on the committee that developed the pilot workforce diversity training program that was conducted for several groups of employees in the Sales and Marketing Department in 1992. Harris presently is a member of the traineeship committee.
     Harris holds a degree in journalism from the University of Maryland.

	              U. JOSEPH HECKER (42), president of Pike & Fischer,
	              Inc., has been a member of its board of directors
	              since 1988.
		                 Before assuming operating responsibility for
	              Pike & Fischer in 1992, Hecker served as that
      	        company's vice president and general manager.  In
photo of       that capacity his duties included both editorial
U. Joseph      and business systems development and oversight of
Hecker         the printing and distribution of all Pike & Fischer
       	       publications.  Hecker was also Pike & Fischer's
	              first marketing manager.
		                   Prior to  moving into  general administration
and sales and marketing, Hecker was the managing editor of two Pike
& Fischer publications, ADMINISTRATIVE LAW and SHIPPING REGULATION
REPORTS. He began his career as a legal editor writing on federal civil procedure and the federal rules of evidence.
     Hecker has served on BNA service audit and marketing committees and is active in the Newsletter Publishers Association.
     Hecker is a member of the District of Columbia Bar. He received his law degree in 1976 from George Washington University's
National Law Center. Before joining Pike & Fischer in 1977, he was in private practice in Washington, D.C. Hecker's undergraduate degree is from Washington University (St. Louis), where he majored in history.


       	       JACK JENC (51), joined BNA in 1981 as controller, a
	              position he held until 1990 when he was appointed
	              treasurer.  He has served on various corporate
	              management committees and is currently a member of
	              the board of The McArdle Printing Co., Inc.; the
photo of       DSPP administrative committee and ex-officio member
Jack Jenc      of the corporate and retirement plan investment
	              committees. Jenc has been president and vice president of the BNA Federal Credit Union for the past five years and has been a member of the Credit
	              Union board of directors since 1985.
		                     Prior  to joining BNA,  Jenc  had 17 years of
diversified government and industry experience in the following positions: operational auditor with the U.S. General Accounting
Office; accountant and auditor with the public accounting firm of Arthur Andersen & Co.; Peoples Drug Stores, Inc. as internal audit manager, assistant controller, and then controller; controller and chief financial officer of Burton Parson & Co. a pharmaceutical manufacturer.
     Jenc is an accounting graduate of the University of Gannon, Erie, Pennsylvania. He is a CPA and is a member of the American
Institute of Certified Public Accountants, the District of Columbia
Institute of CPAs and the Financial Executive Institute.

	              JOHN A. JENKINS (43), a member of the BNA board of directors since 1992, is general manager of the Electronic Media Division, responsible for more
       	       than 290 online products that deliver news and
photo of       information to customers' computer screens.  He
John A.        also recently assumed the additional position of
Jenkins        managing director of BNA Ventures, a new corporate
	              enterprise formed to pursue acquisitions and joint ventures. He started at BNA as an intern on the staff of the DAILY REPORT FOR EXECUTIVES in 1971. In 1976, he assumed the managing editorship of the weekly that now is called BNA'S BANKING REPORT. In
1979, he became the managing editor of the DAILY REPORT FOR
EXECUTIVES and DAILY TAX REPORT.
     Since 1981, Jenkins has developed BNA's electronic news business, first as director of the BNA Video Group, and, beginning in 1984, as general manager of EMD. Among other things, he negotiates contracts and business arrangements with electronic distributors and oversees online product creation and marketing.
In addition, he has served as chairman or a member of six BNA service audit committees, and is a member of the budget committee and the management planning committee.
     Jenkins served from 1982 to 1991 as a member of the board of BNA Communications Inc., and from 1983 to 1987 as a member of the board and the executive committee of the Information Industry Association, where he remains a member of the public policy council. He was appointed to the advanced publishing advisory committee of the congressional Office of Technology Assessment and is also on the Association of American Publishers' electronic publishing committee. Jenkins is an honors graduate of the University of Maryland journalism school. He and his wife, Susan, the managing editor of SECURITIES REGULATION AND LAW REPORT, have three children and live in Washington, D.C., where he is active in city politics and has four times been elected an advisory neighborhood commissioner.


	              GEORGE J. KORPHAGE (47), vice president and chief
     	         financial officer, joined BNA in 1972.  He has been
	              a member of BNA's board of directors since 1988.  A
photo of       CPA, he was in public accounting for three years
George J.      before coming to BNA.  He served in several
Korphage       accounting and finance management positions at BNA
	              before being elected to his present position in 1988. He is a member of the BNA board's executive committee, budget committee, and the corporate and retirement plan investment committees. In addition, he is an officer and a member of the board of directors of BNA International Inc., and
BNA Washington Inc, and a director of Pike & Fischer, Inc.
     Korphage is an accounting graduate of Emporia (Kansas) State University, and he did graduate work in finance at the University of Maryland. He is a member of the American Institute of Certified Public Accountants and the District of Columbia Institute of CPAs.

	              BERNARD LOTT (48), director of equal employment opportunity and affirmative action, began his BNA
	              career in 1969 working in the production
       	       department.  Several years later, having learned
photo of       the complete operations of the department, Lott
Bernard        joined the management team in production.  In 1979
Lott           and 1980 he was one of the initial group members to
	              be trained on the ATEX system.  While in
	              production, he attended George Washington
	              University.
		                 In December of 1984, Lott was promoted to the
	              position of EEO compliance officer.   During this
period, he completed his studies at Cornell University - School of Industrial Relations. In 1988, with additional duties, his job title was changed to assistant to the president for EEO, and he is currently the director of EEO/AA. He has seen the company through two major government audits, one in 1989/90 and the present audit of January 1994.
     In addition to belonging to various professional organizations, Lott is on the board of directors of BNA
Communications Inc., Training Inc. Washington, and the National
Institute for Employment Equity (NIFEE). He is serving a second term as president of NIFEE.
     Lott is currently working with other EEO/AA professionals throughout the country developing a blueprint for a National Summit on Affirmative Action. This summit will have the endorsement and participation of the White House, Federal and State governments and national EEO/AA organizations.


	              DONALD A. MASTERS (37), joined BNA in 1990 as a senior marketing information specialist for the Sales & Marketing Department. In this position, he performed sales analysis for internal staff. Other responsibilities were information support for the
photo of       telemarketing operation, which included the
Donald A.      district campaigns and clamp programs.  With the
Masters        automation of the telemarketing processes, he was
	              key in conversion of the prior paper processes into computer format. In 1993, Masters, along with the Marketing Information Unit, was transferred to the Information Systems Department. In his new role as part of the Business Systems Re-engineering Project, he is responsible for converting existing data processing reports used by various departments into a new form that will be produced on the new corporate system.
     Masters presently serves on the Joint Health Care Committee.
     Prior to BNA, Masters was marketing information analyst at the Washington Gas Light Company, responsible for all computer and information needs of the department including analysis, design, coordination of efforts with corporate systems, and related budgetary matters. He received commendation for development and implementation of an automated sales contract system, and received two promotions in the three and one half years he was at WGL.
Previous related experience was also gained in retail sales, customer service, and quality control in the service arena.
     He was born and educated in Northern Virginia, and attended the University of Virginia in Charlottesville, majoring in Mechanical Engineering. He is married and lives in Arlington, Virginia.

	              DAVID P. MCFARLAND (39), general manager of BNA Software, began his career with BNA in 1985 as product manager for BNA Software managing product development, customer support, and documentation operations at BNA Software. In 1989 he became
photo of       marketing manager for BNA Software focusing his
David P.       efforts on advertising and promotion, working with
McFarland      the field sales force, and establishing strategic
	              relationships with key industry partners. He also authored the BNA TAX SOFTWARE ALERT, a tax oriented news column appearing monthly in most major accounting and tax publications.
                   McFarland has been involved in the software publishing industry for over 12 years, having spent three years as the financial software product manager for General Electric Information Services Company, just previous to joining BNA.
     Early in his career, McFarland worked for a number of years as an auditor for a large regional public accounting firm, performing audits and tax work for companies in a variety of industries.
     McFarland is a CPA, a member of the American Institute of CPAs, and past treasurer of the Virginia Beach Jaycees. He holds a B.S. in Commerce and an M.B.A. from the University of Virginia.


	              TOBY J. MCINTOSH (44), managing editor of DAILY
	              REPORT FOR EXECUTIVES has been at BNA for almost 18
	              years.
		                As BNA's White House reporter for six years,
       	       McIntosh covered Reagan, Bush and Clinton.  He
photo of       began working at BNA in 1975 on the Legal News
Toby J.        Unit, covering antitrust and securities.  After
McIntosh       extensive reporting on government information
	              policies, McIntosh wrote a BNA special report called Federal Information In the Electronic Age.
		             McIntosh's journalism honors include 1992
	              prizes from the National Press Association and the Newsletter Publishers Foundation and the 1990 Joseph Brechner
Freedom of Information Award from the University of Florida. He also has received journalism awards from the American Library
Association, the Washington-Newspaper Guild, and the Business
Council for the Reduction of Paperwork. He was chosen by the National Endowment for the Humanities to spend an academic year
(1980-81) as a journalism fellow at the University of Michigan.
     McIntosh is a member of the joint equal employment opportunity committee. In the past, he has served on joint committees on child care, health care cost containment, and recycling. He chaired the BNA computer-assisted journalism task force.
     A graduate of Oberlin College (1971) with a major in government, McIntosh worked at the Lawrence (Kansas) Daily Journal
World from 1971-1974.

	              MARK E. MOONEY (41), director of information systems, joined BNA in 1991. In this newly created capacity, he has responsibility for developing and implementing all
       	       information systems and policy.  He is currently leading
photo of       the efforts of the business systems project (BSP) with
Mark E.        assistance from circulation, sales and marketing, and
Mooney         accounting.  This major project is addressing BNA's
	              customer service, marketing, and accounting systems for responsiveness and data availability. He is responsible for the production of CD-ROM products and corporate CD-ROM technical support and was directly involved in the introduction and launch of BNA's CD-ROM services in 1993.
Mooney is currently a member of the publishing systems project (PSP) management team. His role is to provide technical expertise as well as project management guidance for this project that will replace and enhance all of BNA's editorial systems over the next five years. Mooney created corporate network services (CNS) in early 1993, which has the strategic and operational charter for supporting the current and future information systems.
     Prior to BNA, Mooney served as the vice president of operations and information systems for Interactive Marketing Services, and as a project manager for General Electric. He was also selected as a member of Who's
Who in the Computing Industry in 1989.
     Mooney is a graduate of the U.S. Naval Academy with a degree in engineering, and served on active duty as a marine corps officer. Mooney completed a master of science degree from The Johns Hopkins University where he was also a Fellow, and is awaiting final approval of his dissertation towards his Ph.D. He is an editorial reviewer for the Society of Information Management (SIM). Mooney with his wife, Sally, and their three children, reside in Edgewater, Maryland.


	              DEANNE E. NEUMAN (48), associate editor for business and employment relations services, began her BNA career in 1967 on the staff of INTERNATIONAL TRADE REPORTER. She
      	        became managing editor of ITR in 1968 and served in that
photo of       position throughout the extensive editorial changes and
Deanne E.      additions to the ITR product group.  In June 1991, she was
Neuman         named assistant associate editor for business and human
	              resources services, a position she held until she was promoted to associate editor in February 1993.
		                 Neuman has served on several BNA committees,
	              including the editorial style committee, and as chairman of the index advisory committee. She was a member of the
BNA Federal Credit Union board of directors from 1975 to 1992, serving several terms as president, and also as supervisory committee chairman.
     From March through August of last year she was a full-time member of the business process re-engineering team, part of the ongoing publishing systems project to plan BNA's next generation of publishing systems. The
BPR effort focused on developing new procedures for managing the information BNA gathers and creates and taking advantage of new technology to provide more efficient ways to deliver electronic and print products.
     Neuman is the author of the world trade updates in several of the Encyclopedia Year Books published by Grolier Inc. While managing editor of ITR, she was invited to participate in study trips sponsored by Japan's Foreign Press Center and by South Korea's Information Ministry, where she met with government and industry trade officials. She is a 1967 honors graduate of the University of Iowa with a B.A. in journalism and political science.

	              JOHN V. SCHAPPI (64), vice president for human resources, joined BNA 39 years ago as a staff editor on LABOR RELATIONS REPORTER. In 1958 he
       	       became assistant managing editor of LABOR RELATIONS
photo of       REPORTER.  Subsequently, he served as managing
John V.        editor for the revamped BNA POLICY & PRACTICE
Schappi        SERIES and UNION LABOR REPORT.  He also has filled
	              in as acting managing editor of DAILY LABOR REPORT and for the vertical labor services (CONSTRUCTION LABOR REPORT, RETAIL SERVICES LABOR REPORT, and GOVERNMENT EMPLOYEE RELATIONS REPORT.) He was associate editor for labor services from 1972 to
1987 .  He was named vice president for human resources in July
1987. Schappi served on BNA's board of directors from 1977 to 1979 and has been a member of the board since 1981. He currently is vice chair of the board.
     He is author of the BNA book, Improving Job Attendance.
Schappi is a member of Leadership Washington, Class of 1989-90, and is currently on its board of directors. He also is a member of the board of directors of the Pastoral Counseling and Consultation
Centers and is a member of the vestry for St. John's Church, Lafayette Square.
     A graduate of the New York State School of Labor and
Industrial Relations, Schappi also studied at the Cornell Law
School.


	              FREDERICK A. SCHENCK (65), served as vice president for personnel, Cunard Line, Ltd. until December
       	       1992.  He continues to serve the company as a
	              consultant. Over a 20-year span, he served in a number of administrative and human resource-related
photo of       positions in New Jersey state government, from
Frederick A.   personnel officer to director of the agency that
Schenck        provides services to children and families.  In
	              1977 he moved to federal government service and in 1978 became deputy under secretary of commerce, with responsibility for field coordination of Commerce's programs and delivery of resources and services to state and local governments and the private sector in areas of economic development, domestic and international trade, and business development.
     In 1979, Schenck became senior vice president, administration, for Resorts International Casino Hotel, with executive responsibilities for personnel management, industrial relations, staff development and training, affirmative action, compensation and benefits.
     He continues to serve on the boards of many civic and charitable organizations.
     Schenck studied Business Administration at Howard University and holds BS and MA degrees from Rider College.

	              NANCY J. SEDMAK (42), has been the managing editor of LABOR RELATIONS REPORTER (LRR) since 1985. She joined BNA in 1977 as a legal index editor and became manager of the Labor Indexing Unit in 1981. While she was managing editor, LRR launched two
photo of       successful new services--INDIVIDUAL EMPLOYMENT
Nancy J.       RIGHTS and AMERICANS WITH DISABILITIES CASES.
Sedmak              Sedmak has served on a variety of internal
	              committees such as: audit committees whose recommendations ranged from editorial and cost improvements, to automating the editorial processes, to ceasing publication; an editorial quality committee; a total quality committee that addressed the timeliness of producing bound case volumes; and a committee that coordinates the editorial intern program. She also chaired the 1992 United Way campaign. While a member of the bargaining unit, Sedmak was a member of The Baltimore-Washington Newspaper Guild and a member of the organizing committee.
     Sedmak is co-author of PRIMER OF EQUAL EMPLOYMENT OPPORTUNITY, and contributing author to LABOR ARBITRATION: A PRACTICAL GUIDE FOR ADVOCATES, both published by BNA Books.
     Sedmak has participated in a variety of civic and volunteer activities. She chaired the board of directors of a drug and alcohol rehabilitation program for over four years. She also was chairman of the Arlington Civil Service Commission. She currently is a member of the Arlington Human Services Commission which is completely reviewing the county's human-service offerings. She also was a member of two condominium boards of directors.
     Before coming to BNA, Sedmak worked as a legal editor for Aspen Systems Corporation. While in college, she had an internship position with Congresswoman Bella Abzug.
     Sedmak, a native of McMurray, Pennsylvania, is a graduate of Chatham College in Pittsburgh and Catholic University's Columbus
School of Law. She received an LL.M. in labor law from Georgetown University Law Center in 1982. Sedmak is a member of the Pennsylvania Bar.

	              MARY PATRICIA SWORDS (48), a member of BNA's board
	              of directors since 1991, is the regional sales
	              manager of the Mountain Region, based in Denver,
	              Colorado.
		                Her BNA career began in 1977, when she became
	              a field sales representative in Denver.  During the
photo of       eight years that she was a district representative,
Mary Patricia  she qualified for the DSA every year that she was
Swords         eligible.
		                Then, in 1985, Swords was promoted to regional
	              manager of the new Mountain Region. She oversees the operation of 16 sales districts encompassing 11 states and Mexico. The Mountain Region has placed among the top three regions for the past four years and has exceeded quota every year since 1986.
     Swords is a native of West Texas.  She attended Stephens
College in Columbia, Missouri, where she majored in social sciences. After graduation, she was hired as a social worker in the Aid to Families with Dependent Children Program. She spent five years working with AFDC mothers. In 1975 she entered sales, when she joined the sales team at Moore Business Forms.
     Swords has first-hand knowledge about and contact with our sales representatives and our subscribers. She lives in Denver with her husband, Art.

	              DANIEL W. TOOHEY (54), is a senior partner of the Washington, D.C.-headquartered firm of Dow, Lohnes & Albertson, where he has practiced since 1966. In 1984, he was appointed its managing partner, a
photo of       position he held until January of 1991.  Before
Daniel W.      joining the law firm, he had been a general
Toohey         attorney with the Federal Communications
	              Commission.
		                 He is general counsel to the Greater
	              Washington Area Board of Trade, a trustee and executive committee member of the Federal City
	              Council,   vice  chairman  of  the  board  of  the
Shakespeare Theatre, and past-president of the Legal Aid Society.
     He is a graduate of St. Louis University (A.B., 1961; J.D.,
1964) and has co-authored the book Legal Problems in Broadcasting
(1974) and several articles. He is a frequent lecturer at many universities. He is admitted to practice in the District of Columbia, and the states of New York and Missouri.


	              LOENE TRUBKIN (51), founded Data Courier, Inc., a leading database publishing firm, in 1972 and was
	              its president for more than a decade. An expert on database economics, Trubkin now consults with
photo of       information industry firms on product development
Loene          and marketing strategies.  She has served on the
Trubkin        boards of directors of Data Courier, Inc.; Sedgwick
	              Printout Systems Corporation; the Information
	              Industry Association; and such BNA subsidiaries as Fisher-Stevens, Inc. and Executive Telecom System International.
		                 Trubkin  joined the BNA board of directors in
1985. She serves on the executive compensation and audit committees.
     A chartered financial analyst, Trubkin is a Phi Beta Kappa graduate of the University of California at Berkeley, with a B.A.
in economics.
     A native California, she and her husband Sid recently returned to residence in Southern California after a 21-year absence; the
6.6 Northridge earthquake has not shaken their resolve to continue enjoying the sunshine there.

	              PAUL N. WOJCIK (45), vice president, general
 	             counsel, and corporate secretary.  In September
	              1993 he was named Executive Director of the
	              Publishing Systems Project, a five-year project to
photo of       design, build, and implement a new publishing
Paul N.        system able to efficiently produce BNA products in
Wojcik         a variety of media.  He was elected to BNA's board
	              of directors in 1989 and serves on the board's executive and budget committees. He also serves as a member of the board of directors of BNA Communications Inc., BNA International Inc., BNA Washington Inc., and The McArdle Printing Co., Inc.
    Wojcik first joined BNA in 1972 as an editor for U.S. LAW WEEK and was named managing editor of that service in 1979. In 1984, he became corporate counsel, and in June 1988, he became vice president and general counsel. He is currently a member and vice-chairman of the administrative committee for the BNA pension plan and a member of BNA's insurance committee, its investment committee, and its deferred stock plan administrative committee.
     Wojcik is a graduate of Washington and Lee University and Catholic University's Columbus School of Law. He is active in the Information Industry Association, serving as that organization's treasurer, and as a member of its board of directors and executive committee.

Appendix to attachment

	   Photos of nominees are included with their respective biographical sketches.

[INTERIOR ENVELOPE]


THE BUREAU OF NATIONAL AFFAIRS, INC.
CLASS A COMMON STOCK PROXY FORM                 -------------------------------
PROXY SOLICITED BY THE BOARD OF DIRECTORS       Signature of Shareholder
						(Sign exactly as shown on label)
  I HEREBY APPOINT DEBORAH W. EMBRY OR JEFF
KISER AS PROXY TO REPRESENT ME AND TO VOTE ALL
THE SHARES OF CLASS A COMMON STOCK HELD BY ME
ON MARCH 26, 1994, AT THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON APRIL 16, 1994,      -------------------------------
OR ANY ADJOURNMENTS THEREOF.  MY SHARES ARE     Date
TO BE VOTED ONLY AS DESIGNATED BY ON THE
ENCLOSED BALLOT, WHICH IS MADE A PART HEREOF,
AND I WITHHOLD AUTHORITY TO VOTE ON ANY OTHER
MATTER BROUGHT BEFORE THE MEETING.

			THE BUREAU OF NATIONAL AFFAIRS, INC.
			    ANNUAL STOCKHOLDERS MEETING
				 April 16, 1994

				CLASS "A" BALLOT


INSTRUCTIONS:  BOARD OF DIRECTORS
						SHARES OWNED
     Place an X in the box after the
  name of the candidates for whom you
  wish your proxy to cast your votes.           REGULAR
  You are entitled to vote for not more
  than three outside candidates and             DEFERRED
  for not more than 12 stockholder
  candidates.
- -------------------------------------------------------------------------------

		     STOCKHOLDER CANDIDATES

Beltz, William A.*        1.__          Korphage, George J.*   12.__
Blanchard, Jacqueline M.* 2.__          Lott, Bernard          13.__
Boylan, Jack              3.__          Masters, Donald A      14.__
Brooks, Robert A.         4.__          McFarland, David P.    15.__
Curtis, Christopher R.*   5.__          McIntosh, Toby J.      16.__
Degler Sandra C.*         6.__          Mooney, Mark E.        17.__
Gill, Kathleen D.*        7.__          Neuman, Deanne E.      18.__
Harris, Anthony A.        8.__          Schappi, John V.*      19.__
Hecker, U. Joseph         9.__          Sedmak, Nancy J.       20.__
Jenc, Jack               10.__          Swords, Mary Patricia* 21.__
Jenkins, John A.*        11.__          Wojcik, Paul N.*       22.__



			OUTSIDE CANDIDATES

Schenck, Frederick A.*   23.__
Toohey, Daniel W.*       24.__
Trubkin, Loene*          25.__

						* Member of present Board
- -------------------------------------------------------------------------------









- -------------------------------------------------------------------------------

				BALLOT INSTRUCTIONS

To vote you must:

		Complete and fold Ballot                Sign and Date Envelope
							-------------
		Put it in Proxy Envelope                Seal Envelope